UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 3, 2021 (February 1, 2021)

INTERNATIONAL FLAVORS & FRAGRANCES INC.

(Exact Name of Registrant as Specified in Charter)

New York	1-4858	13-1432060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 765-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value 12 1/2¢ per share	IFF	New York Stock Exchange
6.00% Tangible Equity Units	IFFT	New York Stock Exchange
0.500% Senior Notes due 2021	IFF 21	New York Stock Exchange
1.75% Senior Notes due 2024	IFF 24	New York Stock Exchange
1.800% Senior Notes due 2026	IFF 26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On February 1, 2020 (the “Closing Date”), International Flavors & Fragrances Inc. (“IFF”) announced that it had consummated the previously announced combination of IFF and the Nutrition & Biosciences business (the “N&B Business”) of DuPont de Nemours, Inc. (“DuPont”) pursuant to that certain Agreement and Plan of Merger dated as of December 15, 2019 (the “Merger Agreement”), by and among DuPont, Nutrition & Biosciences, Inc., a Delaware corporation and wholly owned subsidiary of DuPont (“N&B”), IFF, and Neptune Merger Sub I Inc., a Delaware corporation and wholly owned subsidiary of IFF (“Merger Sub I”) and that certain Separation and Distribution Agreement, dated as of December 15, 2019, and amended on January 22, 2021 and February 1, 2021 (as amended, the “Separation Agreement”), by and among IFF, DuPont, N&B and Neptune Merger Sub II LLC (the transactions contemplated by the Transaction Documents (as defined in the Merger Agreement), the “Transactions”).

The Transactions were completed on the Closing Date in accordance with the Merger Agreement and the Separation Agreement, pursuant to which (1) on or before the Closing Date, DuPont transferred the N&B Business to N&B and its subsidiaries (the “Separation”), (2) thereafter, on the Closing Date, DuPont distributed, by way of an exchange offer (the “Exchange Offer”), to certain stockholders of DuPont (the “Distribution”) who validly tendered (and did not properly withdraw) shares of common stock, par value $0.01 per share, of DuPont (the “DuPont Common Stock”) in the Exchange Offer, all of the shares of common stock, par value $0.01 per share, of N&B (the “N&B Common Stock”) and (3) following the Distribution, Merger Sub I merged with and into N&B (the “Merger”), with N&B surviving the Merger as a wholly owned subsidiary of IFF. In addition, pursuant to the Separation Agreement and prior to the Distribution, N&B made a cash payment to DuPont of approximately $7.3 billion (the “Special Cash Payment”), which is subject to post-closing adjustment pursuant to the terms of the Separation Agreement.

Item 1.01.	Entry into a Material Definitive Agreement.

Transaction Documents

In connection with the Transactions, on the Closing Date, IFF, DuPont and N&B entered into additional agreements, including, among others:

•

a Tax Matters Agreement (the “Tax Matters Agreement”) among IFF, DuPont and N&B, to govern the parties’ respective rights, responsibilities, and obligations with respect to taxes, including taxes arising in the ordinary course of business, taxes, if any, incurred as a result of any failure of the Distribution, the Mergers (as defined in the Merger Agreement) or certain related transactions to qualify as tax-free for U.S. federal income tax purposes, and the apportionment of tax attributes. The Tax Matters Agreement also sets forth the respective obligations of the parties with respect to the filing of tax returns, the administration of tax contests and assistance and cooperation on tax matters; and

•

an Intellectual Property Cross-License Agreement (the “IP Cross-License Agreement”) between N&B, DuPont and certain of their subsidiaries, which sets forth the terms and conditions under which the applicable parties may use in their respective businesses certain know-how (including trade secrets), copyrights, design rights, software, and patents, allocated to another party pursuant to the Separation Agreement, and pursuant to which N&B may use certain standards retained by DuPont. All licenses under the IP Cross-License Agreement are non-exclusive, worldwide and royalty-free.

Each of the foregoing descriptions does not purport to be complete and is qualified in its entirety by reference to each of the Tax Matters Agreement and the IP Cross-License Agreement, respectively, copies of which are attached hereto as Exhibits 10.1 and 10.2 and each of which is incorporated by reference into this Item 1.01. A summary of the material terms of each of the agreements described above is also contained in IFF’s Registration Statement on Form S-4, as amended (Registration No. 333-238072), which was declared effective by the Securities and Exchange Commission (the “SEC”) on December 31, 2020 (the “IFF Registration Statement”) and is incorporated by reference into this Item 1.01.

Financing Matters

N&B Term Loan Credit Agreement

As previously disclosed, on January 17, 2020, N&B entered into a term loan credit agreement (as amended by the N&B Term Loan Amendment (as defined below), the “N&B Term Loan Credit Agreement”), with Morgan Stanley Senior Funding, Inc. as administrative agent, establishing a term loan facility in an aggregate principal amount of up to $1.25 billion (the “N&B Term Loan Facility”) in order to finance the Special Cash Payment and to pay related transaction fees and expenses.

On August 25, 2020, N&B entered into Amendment No. 1 to Credit Agreement (the “N&B Term Loan Amendment”), which provided, among other things, that after the Closing Date, IFF’s maximum permitted ratio of Net Debt to Consolidated EBITDA shall be 4.75 to 1.0, stepping down to 3.50 to 1.0 over time (with a step-up following the consummation of certain qualified acquisitions).

On the Closing Date, N&B borrowed $1.25 billion under the N&B Term Loan Credit Agreement to fund a portion of the Special Cash Payment. On the Closing Date, IFF also executed documentation to provide a guarantee of N&B’s obligations under the N&B Term Loan Credit Agreement.

The descriptions of the N&B Term Loan Credit Agreement and N&B Term Loan Amendment contained in this Item 1.01 do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the N&B Term Loan Credit Agreement and N&B Term Loan Amendment filed as Exhibits 10.3 and 10.4, respectively, hereto and incorporated herein by reference.

IFF Credit Agreement Guarantees

As previously disclosed, on August 25, 2020, IFF and certain of its subsidiaries entered into the Second Amended and Restated Credit Agreement (the “Amended and Restated Revolving Credit Agreement”), which amended and restated the Credit Agreement, dated as of November 9, 2011, which had been previously amended and restated as of December 2, 2016, and further amended as of May 21, 2018, June 6, 2018, July 13, 2018 and January 17, 2020 among IFF, certain of its subsidiaries, the banks, financial institutions and other institutional lenders party thereto, and Citibank, N.A. as administrative agent.

The Amended and Restated Revolving Credit Agreement provided for the incurrence of an additional $1.0 billion of revolving commitments (the “Revolver Increase”), upon the consummation of and in connection with the Merger. In addition, the Amended and Restated Revolving Credit Agreement requires N&B to guarantee the obligations under the Revolving Credit Agreement. On the Closing Date, the Revolver Increase became effective, and N&B executed documentation to provide the required guarantee pursuant to the Amended and Restated Revolving Credit Agreement.

As previously disclosed, IFF is also a borrower under the Term Loan Credit Agreement, dated as of June 6, 2018, and amended as of July 13, 2018, as of January 17, 2020, and as of August 25, 2020, among IFF, the banks, financial institutions and other institutional lenders party thereto, and Morgan Stanley Senior Funding, Inc. as administrative agent (the “IFF Term Loan Agreement”) and the Term Loan Credit Agreement, dated as of May 15, 2020, and amended as of August 25, 2020, among IFF, the lenders party thereto and China Construction Bank Corporation, New York Branch, as administrative agent (the “CCB Term Loan Agreement”).

Each of the IFF Term Loan Agreement and the CCB Term Loan Agreement requires N&B to guarantee IFF’s obligations thereunder upon the closing of the Transactions. On the Closing Date, N&B executed documentation to provide the required guarantee pursuant to the IFF Term Loan Agreement and the CCB Term Loan Agreement.

Guarantees of N&B Notes

As previously disclosed, in connection with the Merger, on September 9, 2020, N&B announced the pricing of $6.25 billion of senior unsecured notes, comprised of the following tranches (collectively, the “Notes”): $300.0 million aggregate principal amount of 0.697% Senior Notes due 2022 (the “2022 Notes”); $1.0 billion aggregate principal amount of 1.230% Senior Notes due 2025 (the “2025 Notes”); $1.2 billion aggregate principal amount of 1.832% Senior Notes due 2027 (the “2027 Notes”); $1.5 billion aggregate principal amount of 2.300% Senior Notes due

2030 (the “2030 Notes”); $750.0 million aggregate principal amount of 3.268% Senior Notes due 2040 (the “2040 Notes”); and $1.5 billion aggregate principal amount of 3.468% Senior Notes due 2050 (the “2050 Notes”) in a private debt offering pursuant to Rule 144A and Regulation S under the Securities Act of 1933 (the “Securities Act”). Interest on the Notes accrued starting on September 16, 2020. Interest on the 2022 Notes will be payable semi-annually in arrears on March 15 and September 15 of each year, beginning on March 15, 2021. Interest on the 2025 Notes will be payable semi-annually in arrears on April 1 and October 1 of each year, beginning on April 1, 2021. Interest on the 2027 Notes will be payable semi-annually in arrears on April 15 and October 15 of each year, beginning on April 15, 2021. Interest on the 2030 Notes will be payable semi-annually in arrears on May 1 and November 1 of each year, beginning on May 1, 2021. Interest on the 2040 Notes will be payable semi-annually in arrears on May 15 and November 15 of each year, beginning on May 15, 2021. Interest on the 2050 Notes will be payable semi-annually in arrears on June 1 and December 1 of each year, beginning on June 1, 2021.

The Notes closed on September 16, 2020. N&B used the net proceeds of the Notes to fund a portion of the Special Cash Payment to DuPont prior to the consummation of the Merger. The Notes have not been and will not be registered under the Securities Act, or the securities laws of any other jurisdiction. Unless they are registered, the Notes may be offered and sold only in transactions that are exempt from registration under the Securities Act and applicable state securities laws.

The Notes were issued pursuant to an Indenture (the “Base Indenture”) among N&B and U.S. Bank National Association, as trustee (the “Trustee”). Immediately following the consummation of the Merger, (i) IFF became party to the Base Indenture pursuant to a Supplemental Indenture (the “Supplemental Indenture”, and the Base Indenture as modified by the Supplemental Indenture, the “Indenture”) among N&B, IFF and the Trustee, whereby IFF provided, among other things, a full and unconditional guarantee of the Notes. The Indenture contains customary events of default for similar debt securities, which if triggered may accelerate payment of principal and accrued but unpaid interest on the Notes. Such events of default include non-payment of principal and interest, non-performance of covenants and obligations, default on other material debt, and bankruptcy or insolvency. If a change of control repurchase event as defined in the Indenture occurs, N&B may be required to offer to purchase the Notes from the holders thereof.

The foregoing is only a summary of the Notes and the other documents referred to above and is qualified in its entirety by reference to the Base Indenture and the Supplemental Indenture filed as Exhibits 4.1 and 4.2, respectively, hereto and incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On the Closing Date, the Merger was consummated pursuant to the Merger Agreement and the Separation Agreement. At the effective time of the Merger, each issued and outstanding share of N&B Common Stock (except for shares of N&B Common Stock held by N&B as treasury stock or by DuPont, which were canceled and ceased to exist and no consideration was delivered in exchange therefor) was converted into the right to receive one share of common stock, par value $0.125 per share, of IFF (the “IFF Common Stock”) (or cash payment in lieu of fractional shares), based on the exchange ratio set forth in the Merger Agreement. As described in the Merger Agreement, the exchange ratio equals the quotient of (i) the total shares of IFF Common Stock to be issued in connection with the Merger (the “Share Issuance”) divided by (ii) the number of shares of N&B Common Stock issued and outstanding immediately prior to the effective time of the Merger. The Share Issuance equals the number of shares of outstanding IFF Common Stock on a fully diluted, as-converted and as-exercised basis (including shares of IFF Common Stock underlying IFF equity awards and issuable in respect of tangible equity units of IFF) immediately prior to the effective time of the Merger, multiplied by the quotient of 55.4 divided by 44.6. IFF determined that there were 114,108,747 shares of IFF Common Stock outstanding immediately prior to the effective time of the Merger on a fully diluted, as-converted and as-exercised basis. The total shares of IFF common stock issued pursuant to the Share Issuance therefore equaled the product of (A) 114,108,747 multiplied by (B) a fraction, the numerator of which is 55.4% and the denominator of which is 44.6%, which equals 141,740,461 shares of IFF Common Stock. Immediately prior to the effective time of the Merger, the number of shares of N&B Common Stock issued and outstanding equaled the amount of shares to be issued in the Share Issuance. As a result, the exchange ratio in the Merger was equal to 1.

Accordingly, as a result of the Merger, holders of DuPont Common Stock (or, if such holders exchanged all of their shares of DuPont Common Stock in the Exchange Offer, also former holders) that received shares of N&B Common Stock in the Exchange Offer are entitled to receive 141,740,461 shares of IFF Common Stock, resulting in pre-Transactions holders of DuPont Common Stock holding approximately 55.4% of the outstanding IFF Common Stock on a fully-diluted basis and IFF equityholders prior to the Merger holding approximately 44.6% of the outstanding IFF Common Stock on a fully-diluted basis.

In connection with the Transactions, IFF, DuPont, N&B and certain of their affiliates entered into certain additional agreements relating to, among other things, certain tax matters and the use of certain intellectual property following the consummation of the Merger. The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

The IFF Registration Statement sets forth certain additional information regarding N&B and the Transactions. The information contained in Items 1.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01. In addition, the foregoing description of the Transactions is qualified in its entirety by reference to the Merger Agreement and the Separation Agreement, copies of which are attached hereto as Exhibits 2.1 and 2.2, respectively, and are incorporated by reference into this Item 2.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangements or Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Departure of Certain Directors and Officers

As previously disclosed in IFF’s Current Report on Form 8-K filed with the SEC on January 11, 2021, effective as of the Closing Date, Marcello V. Bottoli, David R. Epstein, Katherine M. Hudson and Dr. Li-Huei Tsai resigned as members of the Board of Directors (the “Board”) of IFF.

Richard O’Leary, who is currently co-leading IFF’s and DuPont’s joint Integration Management Office (“IMO”), will leave the company following the consummation of the transaction. Mr. O’Leary has agreed to remain with IFF for a period following the transaction close to ensure a smooth transition of his IMO responsibility. His departure will be treated as a qualifying event for purposes of IFF’s executive severance plan.

Election of Directors

Effective as of the Closing Date, the Board increased the size of the Board to thirteen directors and elected Kathryn J. Boor, Edward D. Breen, Carol A. Davidson, Ilene Gordon, Matthias Heinzel and Kare Schultz to the Board. Dr. Boor, Mr. Breen, Mr. Davidson, Ms. Gordon, Mr. Heinzel and Mr. Schultz will each serve as DuPont director designees for the combined company pursuant to the Merger Agreement.

Biographical information, committee appointments and other arrangements of the newly elected directors are included in IFF’s Current Report on Form 8-K filed with the SEC on January 11, 2021, which is incorporated by reference into this Item 5.02. This document does not, however, incorporate by reference any documents or portions thereof that are not deemed “filed” with the SEC, including any information furnished pursuant to Item 7.01 of the Current Report on Form 8-K unless, and except to the extent, specified in such Current Report.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Closing Date, IFF amended and restated its by-laws to, among other things, (i) ratify the increase the size of the Board from eleven to thirteen directors and (ii) detail, in accordance with the Merger Agreement, the nomination, appointment and replacement of the members of the Board designated by each of IFF and DuPont.

The foregoing description of the amended by-laws is qualified in its entirety by reference to the full text of the by-laws, attached hereto as Exhibit 3.1 and is incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

Consummation of the Closing

The matters set forth in Item 2.01 are incorporated herein by reference.

Annual Shareholders’ Meeting Date

IFF intends to hold its 2021 Annual Shareholders’ Meeting (the “2021 Annual Meeting”) on May 6, 2021.

Solicitation of Proxies

IFF intends to file a proxy statement and white proxy card with the SEC in connection with its solicitation of proxies for its 2021 Annual Meeting. IFF SHAREHOLDERS ARE ENCOURAGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. IFF shareholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by IFF with the SEC without charge from the SEC’s website at www.sec.gov.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(b) Pro forma financial information.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(d) Exhibits.

Number	Description

2.1	Agreement and Plan of Merger, dated December 15, 2019, by and among DuPont de Nemours, Inc., Nutrition & Biosciences, Inc., International Flavors & Fragrances Inc. and Neptune Merger Sub I Inc., incorporated by reference to Exhibit 2.1 of International Flavors & Fragrances Inc.’s Current Report on Form 8-K filed on December 18, 2019.*

2.2	Separation and Distribution Agreement, dated as of December 15, 2019, by and among DuPont de Nemours, Inc., Nutrition & Biosciences, Inc. and International Flavors & Fragrances Inc., incorporated by reference to Exhibit 2.2 of International Flavors & Fragrances Inc.’s Current Report on Form 8-K filed on December 18, 2019.*

2.3	Amendment No. 1 to the Separation and Distribution Agreement, dated January 22, 2021, by and among DuPont de Nemours, Inc., Nutrition & Biosciences, Inc., International Flavors & Fragrances Inc. and Neptune Merger Sub II LLC, incorporated by reference to Exhibit 2.1 to International Flavors & Fragrances Inc. Current Report on Form 8-K filed January 25, 2021.

2.4	Amendment No. 2 to the Separation and Distribution Agreement, dated February 1, 2021, by and among DuPont de Nemours, Inc., Nutrition & Biosciences, Inc., International Flavors & Fragrances Inc. and Neptune Merger Sub II LLC.

3.1	By-laws of International Flavors & Fragrances Inc., effective as of February 1, 2021, incorporated by reference to Exhibit 4.2 to International Flavors & Fragrances Inc. Registration Statement on Form S-8 filed February 2, 2021.

4.1	Indenture, dated as of September 16, 2020, between Nutrition & Bioscience, Inc. and U.S. Bank National Association, as trustee, incorporated by reference to Exhibit 99.16 to IFF’s Form S-4 Registration Statement filed with the SEC on October 5, 2020.

4.2	Supplemental Indenture, dated as of February 1, 2021, among Nutrition & Biosciences, Inc., International Flavors & Fragrances Inc. and U.S. Bank National Association, as trustee.

10.1	Tax Matters Agreement, dated as of February 1, 2021, by and among DuPont de Nemours, Inc., Nutrition & Biosciences, Inc. and International Flavors & Fragrances Inc.*

10.2	Intellectual Property Cross-License Agreement, dated as of February 1, 2021, by and between Nutrition & Biosciences, Inc. and DuPont de Nemours, Inc.*

10.3	Term Loan Credit Agreement, dated as of January 17, 2020, by and among Nutrition & Biosciences, Inc., as borrower, and Morgan Stanley Senior Funding Inc., as administrative agent, and the other lenders party thereto, incorporated by reference to Exhibit 99.14 to IFF’s Form S-4 Registration Statement filed with the SEC on October 5, 2020.

10.4	Amendment No. 1 to Credit Agreement, dated as of August 25, 2020, by and among Nutrition & Biosciences, Inc., the lenders signatory thereto and Morgan Stanley Senior Fund, Inc., as administrative agent, incorporated by reference to Exhibit 99.15 to IFF’s Form S-4 Registration Statement filed with the SEC on October 5, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be supplementally provided to the U.S. Securities and Exchange Commission upon request.

A list of the omitted exhibits and schedules to the Merger Agreement follows:

Exhibit A	Separation and Distribution Agreement
Exhibit D	Form of Transition Services Agreement
Exhibit F	RMT Partner Representation Letter
Spinco Disclosure Schedules
Section 1.1(a)	Knowledge
Section 1.1(c)	Subsidiaries
Section 3.3(b)	Exchange Agent
Section 5.3	No Conflict
Section 5.4	Governmental Consents
Section 5.6	Brokers’ Fees
Section 5.7	Remainco Internal Controls
Section 5.8	Conversion Equity Awards
Section 6.1	Organization of Spinco
Section 6.2	Subsidiaries
Section 6.4	No Conflict
Section 6.5	Governmental Consents
Section 6.8	Financial Statements
Section 6.9	Litigation and Proceedings
Section 6.10	Legal Compliance
Section 6.11(a)	Material Contracts
Section 6.11(b)	Vendors and Customers
Section 6.13	Spinco Benefit Plans
Section 6.14	Labor Matters
Section 6.15	Tax Matters
Section 6.16	Brokers’ Fees
Section 6.18	Regulatory Matters
Section 6.19	Real Property

Section 6.20	Intellectual Property
Section 6.21	Environmental Matters
Section 6.22	Absence of Changes
Section 6.23	Affiliate Matters
Section 6.26	Board and Shareholder Approval
Section 6.27	RMT Partner Common Stock
Section 6.28	Sufficiency of the Spinco Assets
Section 8.2	Conduct of Business by Spinco and Remainco Pending the Closing
Section 8.20(b)	Certain Obligations with Respect to the Corteva Letter Agreement and Certain Obligations with Respect to Legal Entities that have Manufactured, Distributed, Sold, Stored, Handled, Tested, Disposed of or Released any PFAS Substance
Section 8.22	Financial Information
Section 8.27	Certain Other Ancillary Agreements
Section 9.1(a)	Conditions to the Obligations of Spinco, Remainco, RMT Partner and Merger Sub to Effect the Merger Schedule
Section 9.1(g)	Conditions to the Obligations of Spinco, Remainco, RMT Partner and Merger Sub to Effect the Merger
RMT Partner Disclosure Schedules
Section 1.1(a)	Knowledge
Section 1.1(b)	Permitted Liens
Section 7.2	Subsidiaries
Section 7.4	No Conflict
Section 7.6(d)	Capital Stock and Other Matters
Section 7.7	Capitalization of Subsidiaries
Section 7.9	Litigation and Proceedings
Section 7.10	Legal Compliance
Section 7.11	Material Contracts
Section 7.12	Vendors and Customers
Section 7.13	RMT Partner Benefit Plans
Section 7.14	Labor Matters
Section 7.16	Brokers’ Fees
Section 7.18	Regulatory Matters
Section 7.19	Real Property
Section 7.20	Intellectual Property
Section 7.21	Environmental Matters
Section 8.1	Conduct of Business by RMT Partner Pending the Closing
Section 8.15(a)	Employees and Benefit Matters
Section 9.1	Conditions to the Obligations of Spinco, Remainco, RMT Partner and Merger Sub to Effect the Merger

A list of the omitted exhibits and schedules to the Separation and Distribution Agreement follows:

Exhibit A	Real Property Restrictions
Exhibit B	French Offer Letter
Schedule 1.1(4)	Accounting principles
Schedule 1.1(48)	Distribution Agent
Schedule 1.1(116)	Lower Working Capital Target
Schedule 1.1(130)	Non-Shared Contracts
Schedule 1.1(166)(b)	Remainco Assets
Schedule 1.1(166)(d)(i)	Remainco Assets
Schedule 1.1(166)(d)(ii)	Remainco Assets
Schedule 1.1(166)(e)(iii)	Remainco Assets
Schedule 1.1(166)(h)	Remainco Assets
Schedule 1.1(166)(l)	Remainco Assets

Schedule 1.1(166)(o)	Remainco Assets
Schedule 1.1(173)	Remainco Designated Transaction Expenses
Schedule 1.1(176)	Remainco Group
Schedule 1.1(178)(b)	Remainco Liabilities
Schedule 1.1(178)(k)	Remainco Liabilities
Schedule 1.1(182)	Remainco Specified DWDP Separation Related Agreements
Schedule 1.1(187)	Retained Names
Schedule 1.1(197)	Separation Plan
Schedule 1.1(199)	Severable DWDP Separation Related Agreements
Schedule 1.1(207)	Space Leases
Schedule 1.1(215)(a)	Spinco Assets
Schedule 1.1(215)(b)	Spinco Assets
Schedule 1.1(215)(d)(i)	Spinco Assets
Schedule 1.1(215)(d)(ii)	Spinco Assets
Schedule 1.1(215)(e)(iii)	Spinco Assets
Schedule 1.1(215)(m)(ii)	Spinco Assets
Schedule 1.1(232)	Spinco Group
Schedule 1.1(233)	Spinco Indebtedness
Schedule 1.1(235)	Spinco Intellectual Property
Schedule 1.1(236)	Spinco IT Assets
Schedule 1.1(237)(b)	Spinco Liabilities
Schedule 1.1(237)(i)	Spinco Liabilities
Schedule 1.1(237)(k)(ii)	Spinco Liabilities
Schedule 1.1(237)(k)(iii)	Spinco Liabilities
Schedule 1.1(237)(iv)	Spinco Liabilities
Schedule 1.1(237)(k)(vii)	Spinco Liabilities
Schedule 1.1(244)	Spinco Specified DWDP Separation Related Agreements
Schedule 1.1(262)	Transfer Agent
Schedule 1.1(273)	Upper Working Capital Target
Section 2.5(f)	Trapped Cash Caps
Schedule 2.12	Guarantees
Section 2.16	Post-Distribution Separation Steps
Schedule 5.5(b)	Permits and Financial Assurances
Schedule 6.2(b)(ii)	Remainco Designated Rights
Schedule 8.1(b)	Preservation of Corporate Records
Schedule 8.8	Conflicts Waiver
Schedule 10.8	Certain Matters Related to Organizational Documents

A list of the omitted exhibits to the Tax Matters Agreement follows:

Exhibit A	Spinco Taxes
Exhibit B	Tax Opinions / Rulings
Exhibit C	Restrictions Related to Internal Separation Transactions
Exhibit D	Restrictions for Section 368(a)(1)(D) / Section 355 Transactions
Exhibit E	Specified Tax Matters
Exhibit F	Financing Transactions
Exhibit G	355(b) Trade or Business

A list of the omitted schedules to the Intellectual Property Cross-License Agreement follows:

Schedule A	Excluded IP
Schedule B	Knowledge
Schedule C	Remainco Licensed Copyrights
Schedule D	Remainco Licensed Know-How
Schedule E	Remainco Licensed Patents
Schedule F	Spinco Licensed Copyrights
Schedule G	Spinco Licensed Know-How
Schedule H	Spinco Licensed Patents
Schedule I	Licensors and Licensees

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:	/s/ Nanci Prado
Name:	Nanci Prado
Title:	Deputy General Counsel

Dated:	February 3, 2021